UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

WESTERN ASSET SMASH SERIES C FUND

FORM N-Q

JULY 31, 2014

WESTERN ASSET SMASH SERIES C FUND

Schedule of investments (unaudited)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 71.9%
CONSUMER DISCRETIONARY - 5.9%
Automobiles - 2.3%
Ford Motor Co., Senior Notes	4.750%	1/15/43	$450,000	$454,061
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,200,000	1,519,079
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	390,000	454,867
Hyundai Capital America, Senior Notes	2.125%	10/2/17	30,000	30,363	(a)

Total Automobiles				2,458,370

Household Durables - 0.0%
NVR Inc., Senior Notes	3.950%	9/15/22	50,000	50,333

Media - 3.6%
Time Warner Cable Inc., Debentures	7.300%	7/1/38	200,000	267,600
Time Warner Inc., Senior Debentures	7.700%	5/1/32	1,550,000	2,138,177
Time Warner Inc., Senior Notes	6.250%	3/29/41	210,000	249,554
Viacom Inc., Senior Notes	4.250%	9/1/23	1,150,000	1,196,284

Total Media				3,851,615

TOTAL CONSUMER DISCRETIONARY				6,360,318

CONSUMER STAPLES - 9.9%
Beverages - 3.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	100,000	114,539
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	410,000	395,008
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	190,000	213,379
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	610,000	605,529
PepsiCo Inc., Senior Notes	4.000%	3/5/42	880,000	844,848
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	700,000	805,491	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	190,000	201,723	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	650,000	727,860	(a)

Total Beverages				3,908,377

Food & Staples Retailing - 0.0%
CVS Pass-Through Trust, Secured Bonds	5.789%	1/10/26	19,963	22,208	(a)

Food Products - 2.1%
Mondelez International Inc., Senior Notes	5.375%	2/10/20	218,000	248,509
Mondelez International Inc., Senior Notes	4.000%	2/1/24	1,070,000	1,113,581
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	600,000	611,884	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	280,000	288,049	(a)

Total Food Products				2,262,023

Tobacco - 4.2%
Altria Group Inc., Senior Notes	9.250%	8/6/19	950,000	1,246,575
Altria Group Inc., Senior Notes	4.750%	5/5/21	310,000	341,538
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	280,000	349,315
Lorillard Tobacco Co., Senior Notes	3.750%	5/20/23	1,070,000	1,050,208
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	590,000	591,486
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	220,000	212,323
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	100,000	100,913
Reynolds American Inc., Senior Notes	6.750%	6/15/17	240,000	273,165
Reynolds American Inc., Senior Notes	3.250%	11/1/22	340,000	327,775

Total Tobacco				4,493,298

TOTAL CONSUMER STAPLES				10,685,906

ENERGY - 10.8%
Energy Equipment & Services - 0.1%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	80,000	91,428

Oil, Gas & Consumable Fuels - 10.7%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	500,000	679,535
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	720,000	724,599

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - 10.7% (continued)
ConocoPhillips, Notes	6.500%	2/1/39	$240,000	$318,057
Ecopetrol SA, Senior Notes	5.875%	5/28/45	850,000	892,500
Hess Corp., Notes	7.875%	10/1/29	150,000	206,163
Noble Energy Inc., Senior Notes	4.150%	12/15/21	100,000	107,057
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	620,000	599,002
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,307,000	1,553,108
Petroleos Mexicanos, Notes	6.375%	1/23/45	1,150,000	1,325,375	(a)
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	2,994,000	2,896,695
Shell International Finance BV, Senior Notes	4.375%	3/25/20	20,000	22,181
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	2,010,000	2,091,952	(a)
Williams Cos. Inc., Notes	7.875%	9/1/21	95,000	116,944

Total Oil, Gas & Consumable Fuels				11,533,168

TOTAL ENERGY				11,624,596

FINANCIALS - 18.6%
Banks - 15.4%
Bank of America Corp., Senior Notes	4.000%	4/1/24	1,090,000	1,107,348
Bank of America Corp., Senior Notes	5.000%	1/21/44	1,070,000	1,128,479
Bank of America Corp., Senior Notes	4.875%	4/1/44	1,140,000	1,177,799
Citigroup Inc., Senior Notes	8.500%	5/22/19	80,000	101,312
Citigroup Inc., Senior Notes	4.500%	1/14/22	700,000	754,965
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	920,000	1,014,405
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	345,000	463,508	(a)(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	3.950%	11/9/22	600,000	605,834
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	1,270,000	1,331,092
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	270,000	316,913	(a)(b)(c)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	670,000	683,980
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	2,630,000	2,606,822	(a)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	430,000	418,656
Lloyds Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	116,319	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	640,000	690,659
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,830,000	1,983,114
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	9/22/14	770,000	751,227	(b)(c)
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	50,000	55,361
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	280,000	277,832
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	590,000	650,200
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	380,000	389,975

Total Banks				16,625,800

Capital Markets - 1.7%
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	160,000	178,764
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	240,000	242,643
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,050,000	1,254,454
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	9/22/14	320,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	465,000	0	(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	180,000	0	(d)(e)(f)(g)
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	110,000	119,940

Total Capital Markets				1,795,801

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - 0.3%
General Electric Capital Corp., Notes	5.300%	2/11/21	$100,000	$114,215
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	210,000	234,255	(b)

Total Diversified Financial Services				348,470

Insurance - 0.2%
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	170,000	226,062	(a)

Thrifts & Mortgage Finance - 1.0%
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	1,070,000	1,121,613

TOTAL FINANCIALS				20,117,746

HEALTH CARE - 7.8%
Biotechnology - 2.7%
Amgen Inc., Senior Notes	3.625%	5/22/24	2,910,000	2,921,413

Health Care Equipment & Supplies - 0.6%
Medtronic Inc., Senior Notes	3.125%	3/15/22	590,000	595,579

Health Care Providers & Services - 2.7%
Express Scripts Holding Co., Senior Notes	4.750%	11/15/21	440,000	486,021
Humana Inc., Senior Notes	3.150%	12/1/22	170,000	166,682
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	832,000	889,809
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	530,000	518,951
WellPoint Inc., Senior Notes	3.125%	5/15/22	820,000	811,810

Total Health Care Providers & Services				2,873,273

Pharmaceuticals - 1.8%
AbbVie Inc., Senior Notes	2.900%	11/6/22	740,000	715,048
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	240,000	235,705
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	500,000	508,302	(a)
Wyeth, Notes	5.950%	4/1/37	285,000	351,822
Zoetis Inc., Senior Notes	3.250%	2/1/23	170,000	168,120

Total Pharmaceuticals				1,978,997

TOTAL HEALTH CARE				8,369,262

INDUSTRIALS - 1.2%
Commercial Services & Supplies - 0.2%
Waste Management Inc., Senior Notes	7.375%	5/15/29	170,000	224,267

Electrical Equipment - 1.0%
Eaton Corp., Senior Notes	2.750%	11/2/22	1,110,000	1,070,825

TOTAL INDUSTRIALS				1,295,092

MATERIALS - 10.4%
Chemicals - 0.6%
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	600,000	670,500

Containers & Packaging - 0.6%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	640,000	693,550

Metals & Mining - 9.2%
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	720,000	713,129
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	660,000	690,386
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	1,040,000	1,068,028
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	540,000	543,828
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	340,000	442,208
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	170,000	182,737
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,880,000	1,749,981
Vale Overseas Ltd., Notes	6.875%	11/21/36	913,000	1,022,286
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,881,000	2,950,778
Xstrata Canada Financial Corp., Senior Notes	4.950%	11/15/21	490,000	529,356	(a)

Total Metals & Mining				9,892,717

Paper & Forest Products - 0.0%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	10,000	10,356

TOTAL MATERIALS				11,267,123

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 0.6%
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	$190,000	$210,851
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	410,000	454,572

Total Diversified Telecommunication Services				665,423

Wireless Telecommunication Services - 0.9%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	200,000	224,740
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	350,000	385,455
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	388,000	377,520

Total Wireless Telecommunication Services				987,715

TOTAL TELECOMMUNICATION SERVICES				1,653,138

UTILITIES - 5.8%
Electric Utilities - 5.8%
Duke Energy Corp., Senior Notes	3.550%	9/15/21	170,000	177,373
FirstEnergy Corp., Notes	7.375%	11/15/31	3,910,000	4,620,029
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	360,000	362,320
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	1,070,000	1,063,781

TOTAL UTILITIES				6,223,503

TOTAL CORPORATE BONDS & NOTES (Cost - $75,749,735)				77,596,684

SOVEREIGN BONDS - 23.0%
Colombia - 1.6%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	1,540,000	1,725,476

Indonesia - 2.0%
Republic of Indonesia, Senior Notes	3.375%	4/15/23	2,300,000	2,190,750	(a)

Poland - 8.7%
Republic of Poland, Senior Notes	4.000%	1/22/24	9,000,000	9,371,250

Russia - 4.1%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	2,294,750	2,602,246	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	1,575,500	1,786,617	(h)

Total Russia				4,388,863

South Africa - 4.1%
Republic of South Africa, Senior Notes	5.875%	9/16/25	4,000,000	4,432,800

Turkey - 2.5%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	2,480,000	2,734,200

TOTAL SOVEREIGN BONDS (Cost - $24,741,455)				24,843,339

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $100,491,190)				102,440,023

SHORT-TERM INVESTMENTS - 2.7%
Repurchase Agreements - 2.7%
State Street Bank & Trust Co. repurchase agreement dated 7/31/14; Proceeds at maturity - $2,873,000; (Fully collateralized by U.S. Government Agency Obligations, 2.070% due 11/7/22; Market Value - $2,932,448) (Cost - $2,873,000)	0.000%	8/1/14	2,873,000	2,873,000

TOTAL INVESTMENTS - 97.6% (Cost - $103,364,190#)				105,313,023
Other Assets in Excess of Liabilities - 2.4%				2,621,387

TOTAL NET ASSETS - 100.0%				$107,934,410

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES C FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of July 31, 2014.

(e)	Illiquid security.

(f)	Value is less than $1.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset SMASh Series C Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Financials	—	$20,117,746	$0	*	$20,117,746
Other corporate bonds & notes	—	57,478,938	—		57,478,938
Sovereign bonds	—	24,843,339	—		24,843,339

Total long-term investments	—	$102,440,023	$0	*	$102,440,023

Short-term investments†	—	2,873,000	—		2,873,000

Total investments	—	$105,313,023	$0	*	$105,313,023

Other financial instruments:
Futures contracts	$770,425	—	—		$770,425

Total	$770,425	$105,313,023	$0	*	$106,083,448

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$117,011	—	—		$117,011

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,482,248
Gross unrealized depreciation	(1,533,415)

Net unrealized appreciation	$1,948,833

At July 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	111	9/14	$13,291,517	$13,190,789	$(100,728)
U.S. Treasury Ultra Long-Term Bonds	10	9/14	1,475,345	1,508,438	33,093

					$(67,635)

Contracts to Sell:
U.S. Treasury 10-Year Notes	708	9/14	88,960,770	88,223,438	737,332
U.S. Treasury Long-Term Bonds	10	9/14	1,357,780	1,374,063	(16,283)

					$721,049

Net unrealized appreciation on open futures contracts					$653,414

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2014.

	Futures Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Risk	$770,425	$(117,011)

During the period ended July 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$15,742,524
Futures contracts (to sell)	75,174,667

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 25, 2014